UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

__________________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): February 16, 2005

__________________________

eCOST.COM, INC.

(Exact Name of Registrant as Specified in its Charter)

__________________________

Delaware	000-50887	33-0843777
(State or other jurisdiction of incorporation or organization)	(Commission file Number)	(I.R.S. Employer Identification Number)

2555 West 190th Street, Suite 106

Torrance, California 90504

(Address of Principal Executive Offices) (Zip Code)

(310) 225-4044

(Registrant’s telephone number,

including area code)

(Former Name or Former Address, if Changed Since Last Report)

__________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 2.02 Results of Operations and Financial Condition

On February 16, 2005, eCOST.com, Inc. issued an earnings release announcing its financial results for the quarter and year ended December 31, 2004. A copy of the earnings release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information in this Current Report on Form 8-K, including the exhibit attached hereto, is furnished pursuant to Item 2.02 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

99.1 Press Release dated February 16, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 16, 2005	eCOST.COM, INC.

	By:	/s/Adam Shaffer Adam Shaffer Chief Executive Officer

Index to Exhibits

Exhibit	Description

99.1	Press Release dated February 16, 2005

<PRE>

For Release February 16, 2005 at 4.00 p.m. EDT

Contact:

Adam Shaffer, Chairman and CEO

Liz Murray, Executive Vice President & CFO

(310) 225-4044

eCOST.com REPORTS FOURTH QUARTER RESULTS;

RECORD GROWTH IN NEW CUSTOMERS DRIVES 60% YEAR OVER YEAR

INCREASE IN QUARTERLY SALES

TORRANCE, CA (February 16, 2005)-- eCOST.com (Nasdaq:ECST) (www.ecost.com), a leading online discount retailer, today announced financial results for its fourth quarter and year ended December 31, 2004.

Net sales for the fourth quarter ended December 31, 2004 increased 60% to $58.1 million from $36.4 million in the fourth quarter ended December 31, 2003. Under Generally Accepted Accounting Principles (GAAP), the Company recorded a net loss of $300,000, or ($0.02) per share, in the fourth quarter of 2004. In the fourth quarter of 2003, the Company recorded net income of $5.5 million, or $0.38 per diluted share, which included a one-time tax benefit from the release of its tax valuation allowance of $6 million, or $0.42 per diluted share.

On a non-GAAP basis, excluding non-cash stock-based compensation in the fourth quarter of 2004 and the one-time tax benefit from the release of the Company's tax valuation allowance in the fourth quarter of 2003, the Company reported a pro forma net loss of $232,000, or ($0.01) per share in the fourth quarter of 2004 compared to a pro forma net loss of $229,000, or ($0.02) per share, in the fourth quarter of 2003. A reconciliation of non-GAAP pro forma results to GAAP results is provided as part of this press release.

Revenues grew 34% sequentially from the third quarter, representing the eighth consecutive quarter the Company has achieved sequential revenue growth. New customer additions during the quarter grew to 138,500, a new quarterly record, elevating eCOST.com past a major milestone of serving over 1 million customers. Customer acquisition costs continued to decline with focused promotions and advertising spending driving efficient customer growth. Three new product categories were launched during the fourth quarter, strengthening the foundation for future growth.

Adam Shaffer, Chairman and CEO of eCOST.com commented, "Our significant increase in new customers during the quarter is particularly encouraging, and has resulted in better than anticipated revenue growth of 60% compared to last year's fourth quarter. Equally important, our targeted advertising promotions, along with the acceptance of the eCOST.com brand, have allowed us to not only drive record numbers of new customers, but also enabled us to achieve a meaningful reduction in our customer acquisition costs."

Gross profit for the fourth quarter rose 76%, an increase of $2.1 million from the fourth quarter of 2003. The increase in gross profit reflects the Company's strong sales growth and favorable product mix. Gross profit margins as a percentage of sales increased to 8.6% from 7.8% in the fourth quarter of 2003. Gross profit for the quarter increased by $889,000 sequentially, although gross margins declined from 9.5% in the third quarter due to certain promotions and pricing initiatives to drive customer growth. The Company's gross profit margins fluctuate from quarter to quarter due to product mix, vendor marketing programs, promotions and other strategies.

Selling, general and administrative expenses ("SG&A") were $5.6 million in the fourth quarter compared to $3.2 million in the fourth quarter of 2003. As a percentage of sales, SG&A increased to 9.6% from 8.9% in the prior year's fourth quarter. The expense increase is attributable to additional advertising and promotional expenses that led to the Company's strong customer growth, higher personnel costs to expand eCOST.com's management team and additional regulatory costs of being a public company.

Shaffer added, "We are thrilled with our success to date and confident with our strategy for going forward. We will continue to invest to expand our customer base and develop our infrastructure and brand. Our investments in our company should help us establish the latter half of 2005 as our expected timetable to achieve GAAP profitability."

"We are very optimistic about the year ahead and anticipate continued strong sales growth of approximately 50% for the year 2005 and profitability for the full year," concluded Shaffer.

Non-GAAP Pro Forma Measures

As described below, the pro forma results contained herein, which are a supplement to financial results based on generally accepted accounting principles, exclude non-cash stock-based compensation expense, non-recurring charges and the release of the valuation allowance. The Company believes that the presentation of results excluding these items provides meaningful supplemental information to both management and investors that is indicative of the Company's core operating results across reporting periods. The Company has included below a full income statement reconciliation of these non-GAAP pro forma measures to provide a more complete view of their effect on results of operations.

Investor Webcast

Management will host a live webcast of eCOST's Fourth Quarter Investor Conference Call today at 5:00 p.m. EDT. To access the webcast, go to eCOST's website at www.ecost.com, enter the Investor Relations section, and click on the webcast icon.

A conference call replay will be available from 7:00 p.m. EDT on February 16 until March 2, 2005 and can be accessed by calling: (888) 286-8010 and entering the reservation number, 32636709.

About eCOST.com, Inc.

eCOST.com is a leading multi-category online discount retailer of high quality new, "close-out" and refurbished brand-name merchandise for consumers and small business buyers. eCOST.com markets over 100,000 different products from leading manufacturers such as Apple, Canon, Citizen, Denon, HP, IBM, JVC, Nikon, Onkyo, Seiko, Sony, and Toshiba primarily over the Internet (http://www.ecost.com) and through direct marketing. eCOST.com is a subsidiary of PC Mall, Inc. (NASDAQ:MALL).

Forward-Looking Statements:

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements include the statements regarding the Company's expectations, hopes or intentions regarding the future, including but not limited to statements regarding business and financial trends, the Company's expectations regarding reaching profitability, customer acquisition costs, sales growth and market share, changes in gross margins, new product categories and expansion of existing categories, and growth in the Company's customer base. Forward-looking statements involve certain risks and uncertainties, and actual results may differ materially from those discussed in any such statement. Among the factors that could cause actual results to differ materially are the following: reliance on PC Mall's operational and administrative structure; risks relating to the Company's transition to becoming a stand-alone company; the Company's ability to maintain existing and build new vendor and supplier relationships; ability to obtain favorable product pricing and vendor consideration; product availability; ability to expand the Company's website and systems to accommodate growth; ability to attract customers on cost-effective terms; consumer acceptance of the Company's new product categories; limited expertise in new product categories; effectiveness of the Company's management team; availability of financing on acceptable terms; costs of defending or liability from intellectual property infringement claims by third parties; ability to defend the Company's intellectual property rights; limited operating history; competition and pricing pressures; risks relating to credit card fraud; risks relating to state sales tax collection; government regulation affecting the Company's business; risks due to shifts in market demand and the economic climate; ability to maintain operating expenses within anticipated levels; and inability to convert back orders to completed sales. Additional factors that could cause actual results to differ are discussed under the heading "Risk Factors" and in other sections of the Company's registration statement on Form S-1 (No. 333-115199), filed with the Securities and Exchange Commission, and in its other periodic reports filed from time to time with the Commission. All forward-looking statements in this document are made as of the date hereof, based on information available to the Company as of the date hereof, and the Company assumes no obligation to update any forward-looking statement.

###

-Financial Tables Follow-

eCOST.com, INC.

STATEMENT OF OPERATIONS

(in thousands except per share data)

                                                                                           For the three months ended                      For the year ended

                                                                                                        December 31,                                      December 31,

                                                                                               2004                      2003                      2004                      2003

Net sales                                                                        $       58,075            $       36,386            $     178,464            $     109,709

Cost of goods sold                                                               53,083                     33,543                   162,139                     99,409

Gross profit                                                                              4,992                       2,843                     16,325                     10,300

Selling, general and administrative

    expenses                                                                               5,602                       3,228                     18,384                       9,885

Income (loss) from operations                                                (610)                           (385)                    (2,059)                         415

Interest (income) expense, net                                                  (61)                             -                           (67)                           76

Interest expense-PC Mall Commercial line of

   credit                                                                                              -                        525                       1,329                       1,476

Interest income-PC Mall Commercial line of

   credit                                                                                             -                        (525)                     (1,329)                     (1,476)

Income (loss) before income taxes                                             (549)                       (385)                    (1,992)                         339

Income tax provision (benefit)                                                    (249)                     (5,872)                        (784)                     (5,872)

Net income (loss)                                                         $           (300)           $         5,487            $        (1,208)           $         6,211

Earnings (loss) per share

        Basic                                                                      $         (0.02)           $           0.39            $        (0.08)            $           0.44

        Diluted                                                                   $         (0.02)           $           0.38            $        (0.08)            $           0.43

Shares used in computing per share

(in thousands)

        Basic                                                                               17,465                     14,000                     15,155                     14,000

        Diluted                                                                            17,465                     14,291                     15,155                     14,279

eCOST.com, INC.

IMPACT OF NON-GAAP PRO FORMA ADJUSTMENTS ON NET INCOME (LOSS)

(in thousands except per share data)

                                                                                                           For the three months ended                     For the three months ended

                                                                                                                  December 31, 2004                                    December 31, 2003

                                                                                                                      Non-GAAP                                                        Non-GAAP

                                                                                               2004              Pro Forma    Non-GAAP          2003             Pro Forma        Non-GAAP

                                                                                         As Reported     Adjustments   Pro Forma     As Reported    Adjustments       Pro Forma

Net sales                                                                        $       58,075       $                -     $       58,075     $       36,386     $                 -     $       36,386

Cost of goods sold                                                                   53,083                         -              53,083              33,543                        -              33,543

sp;

Gross profit                                                                            4,992                        -                 4,992                 2,843                        -                2,843

Selling, general and administrative expenses:

  Selling, general and administrative expenses                             5,477                        -                 5,477                3,228                        -                3,228

  Non-cash stock-based compensation expense                           125                   (125)(a)                    -                        -                        -                        -

Total selling, general and administrative expenses                   5,602                      (125)               5,477                 3,228                        -                 3,228                                                                                                                                                                                                                                                   _________

Income (loss) from operations                                                (610)                     125                  (485)                 (385)                       -                    (385)

Interest (income) expense, net                                                  (61)                       -                    (61)                       -                        -                        -

Interest expense-PC Mall commercial line of

       credit                                                                                      -                        -                        -                    525                        -                   525

Interest income-PC Mall commercial line of

        credit                                                                                    -                         -                        -                  (525)                       -                  (525)

Income (loss) before income taxes                                         (549)                  125                  (424)                 (385)                       -                  (385)

Income tax provision (benefit)                                                (249)                    57                  (192)              (5,872)               5,716(b)               (156)

Net income (loss)                                                         $           (300)    $              68     $           (232)    $         5,487     $        (5,716)    $           (229)

Earnings (loss) per share

        Basic                                                                      $        (0.02)      $         0.00       $       (0.01)       $          0.39       $      (0.41)        $        (0.02)

        Diluted                                                                   $        (0.02)      $         0.00       $       (0.01)       $          0.38       $      (0.41)        $        (0.02)

Shares used in computing per share

(in thousands)

        Basic                                                                               17,465               17,465              17,465              14,000              14,000              14,000

        Diluted                                                                            17,465               17,465              17,465              14,291               14,000              14,000

(a)     Non-cash stock-based compensation expense measured at the Company's initial public offering.

(b)     Represents the release of the entire valuation allowance for deferred tax assets for the year ended December 31, 2003  in the amount of $6,012 and the tax provision for the nine months ended September 30, 2003 in the amount of $296.

eCOST.com, INC.

IMPACT OF NON-GAAP PRO FORMA ADJUSTMENTS ON NET INCOME (LOSS)

(in thousands except per share data)

                                                                                                                   For the year ended                                     For the year ended

                                                                                                                  December 31, 2004                                    December 31, 2003

                                                                                                                      Non-GAAP                                                        Non-GAAP

                                                                                               2004              Pro Forma    Non-GAAP           2003          Pro Forma    Non-GAAP

                                                                                         As Reported     Adjustments   Pro Forma   As Reported   Adjustments   Pro Forma

Net sales                                                                        $     178,464      $                 -     $     178,464     $     109,709     $                 -     $     109,709

Cost of goods sold                                                                  162,139                         -            162,139              99,409                        -              99,409

                                                                                                                                                                           sp;

Gross profit                                                                            16,325                        -               16,325               10,300                        -                 10,300

Selling, general and administrative expenses:

  Selling, general and administrative expenses                            16,225                        -               16,225                 9,885                           -                9,885

  Non-cash stock-based compensation expense                          1,506                   (1,506)(a)                    -                        -                       -                        -

  Non-recurring charges                                                                 653                      (653) (b)                    -                        -                        -                        -

Total selling, general and administrative expenses                        18,384               (2,159)             16,225                 9,885                        -                    9,885                                                                                                                                                                                                                                                   __________

Income (loss) from operations                                                   (2,059)                  2,159                   100                    415                        -                     415

Interest (income) expense, net                                                         (67)                        -                    (67)                    76                           -                     76

Interest expense-PC Mall commercial line of

       credit                                                                                  1,329                           -                1,329                 1,476                        -                   1,476

Interest income-PC Mall commercial line of

        credit                                                                                (1,329)                          -               (1,329)              (1,476)                       -               (1,476)

Income (loss) before income taxes                                            (1,992)                   2,159                    167                    339                        -                   339

                                                                                                                                                                           sp;

Income tax provision (benefit)                                                    (784)                      850                     66                 (5,872)               6,012(c)                   140

Net income (loss)                                                         $        (1,208)         $         1,309      $            101       $         6,211     $        (6,012)    $            199

Earnings (loss) per share

        Basic                                                                      $        (0.08)      $         0.09       $          0.01       $          0.44       $      (0.43)        $          0.01

        Diluted                                                                   $        (0.08)      $         0.09       $          0.01       $          0.43       $      (0.42)        $          0.01

Shares used in computing per share

(in thousands)

        Basic                                                                               15,155               15,155              15,155              14,000              14,000              14,000

        Diluted                                                                            15,155               15,402              15,402              14,279               14,279              14,279

(a)  Non-cash stock-based compensation expense measured at the Company's initial public offering.

(b)  External costs determined to be non-recurring in nature.

(c)  Represents the release of the entire valuation allowance for deferred tax assets for the year ended December 31, 2003.

eCOST.com, INC.

BALANCE SHEET

(in thousands, except share data)

                                                                                                                                December 31, 2004              December 31, 2003

Assets

Current assets:

  Cash and cash equivalents                                                                                $                 15,992                    $                             -

  Accounts receivable, net of allowance for doubtful accounts                                                    2,039                                           2,044

  Inventories                                                                                                                             1,794                                           1,199

  Prepaid expenses and other current assets                                                                                  263                                                51

  Due from Affiliate, net                                                                                                                813                                                   -

  Deferred income taxes                                                                                                                880                                              155

  Receivable from the Parent                                                                                                              -                                         30,676

        Total current assets                                                                                                          21,781                                         34,125

Property and equipment, net                                                                                                        342                                              125

Due from Affiliate, net                                                                                                                       -                                              991

Deferred income taxes                                                                                                                4,294                                           4,206

Other assets                                                                                                                                  123                                                29

                                                                                                                               $               26,540                    $                   39,476

Liabilities and Stockholders' Equity

Current liabilities:

  Accounts payable                                                                                               $                      787                    $                     1,678

  Accrued expenses and other current liabilities                                                                           2,636                                           1,738

  Deferred revenue                                                                                                                      2,014                                           1,345

  Line of credit                                                                                                                                      -                                         30,676

Total current liabilities                                                                                                                   5,437                                         35,437

         Total liabilities                                                                                                                     5,437                                         35,437

Stockholders' equity:

  Common stock, $.001 par value; 20,000,000 shares

     authorized, 17,465,000 and 14,000,000 shares issued and

     outstanding, respectively                                                                                                              17                                                14

  Additional paid-in capital                                                                                                         33,657                                          16,598

  Deferred stock-based compensation                                                                                        (1,333)                                                 -

  Capital contribution due from Affiliate                                                                                               -                                           (2,543)

  Retained earnings (accumulated deficit)                                                                                   (11,238)                                       (10,030)

        Total stockholders' equity                                                                                                   21,103                                           4,039

                                                                                                                              $                 26,540                    $                   39,476

eCOST.com, INC.

SELECTED OPERATING DATA

                                                                                           For the three months ended                      For the year ended

                                                                                                        December 31,                                       December 31,

                                                                                               2004                      2003                      2004                      2003

 Total customers (1)                                                           1,087,575                   720,422                1,087,575                   720,422

Active customers (2)                                                             461,576                   261,493                   461,576                   261,493

New customers (3)                                                               138,519                     79,792                   367,153                   203,226

Number of orders (4)                                                            199,878                   127,064                   576,706                   330,983

Average order value (5)                                                 $            302            $            299            $            321            $            345

Advertising expense (6)                                                 $  2,068,000            $  1,349,000            $  5,945,000            $  3,609,000

(1)	Total customers has been calculated as the cumulative number of customers for which orders have been taken from our inception to the end of the reported period.

(2)	Active customers consists of the number of customers who placed orders during the 12 months prior to the end of the reported period.

(3)	New customers represents the number of persons that established a new account and placed an order during the reported period.

(4)	Number of orders represents the total number of orders shipped during the reported period (not reflecting returns).

(5)	Average order value has been calculated as gross sales divided by the total number of orders during the period presented. The impact of returns is not reflected in average order value.

(6)

Advertising expense includes the total dollars spent on advertising during the reported period, including Internet, direct mail, print and e-mail advertising, as well as customer list enhancement services.